Exhibit 77Q1(a)(1) - Amendment to Registrant's Declaration of Trust, Dated November 16, 2006, filed via EDGAR herewith.

Exhibit 77Q1(a)(2) - Amended and Restated By-Laws of Registrant adopted November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 333-5039) on November 27, 2006 and incorporated herein by reference.

Exhibit 77Q1(a)(3) - Amendment No. 1 to the Amended and Restated
By-Laws of Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 333-5039) on November 27, 2006 and incorporated herein by reference.